UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On April 18, 2022, Athena Gold Corporation, a Delaware corporation (the “Company”) issued a press announcing the successful completion of its reverse circulation (“RC”) drill program (the “2022 Drill Program”) at its Excelsior Springs project (the “Excelsior Springs Project” or the “Project”) in Esmeralda County, Nevada (see news releases dated March 30, 2022, March 8, 2022 and February 9, 2022).

The 2022 Drill Program was upsized to 5,575 feet from the originally planned 5,000 feet and was completed in early April 2022. A total of 11 vertical and angle holes were completed on both the patented and unpatented claims comprising the Project, ranging from depths of 350 to 900 feet. All RC samples were shipped to American Assay Laboratories, an independent laboratory, in Reno, Nevada on April 6, 2022 for analysis and the results are pending. A copy of the press release is filed herewith as Exhibit 99.1.

On May 25, 2022, Athena Gold Corporation, a Delaware corporation (the “Company”) issued a press reporting that it has acquired a porphyry copper-gold-molybdenum prospect located thirty (30) miles northwest of Tonopah, Nevada in Esmeralda County. The “Crow Springs South” or “CSS” project comprises eleven (11) Bureau of Land Management unpatented lode claims acquired through staking and a lease with an independent geologist.

The CSS Property is located in west central Nevada within the Walker Lane structural belt and hosts good potential for a porphyry copper-gold-molybdenum deposit. The claims are in the historic Crow Springs Mining District which has undergone limited past exploration and prospecting for gold, copper, molybdenum, and turquoise. A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
99.2	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: May 26, 2022	By: /s/ John C. Power
John C. Power, President

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